UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

KINGSTONE COMPANIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies: not applicable

2)	Aggregate number of securities to which transaction applies: not applicable

3)
Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

not applicable

4)	Proposed maximum aggregate value of transaction: not applicable

5)	Total fee paid: not applicable

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

KINGSTONE COMPANIES, INC.
1154 Broadway
Hewlett, New York 11557

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 11, 2011

To the Stockholders of Kingstone Companies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Kingstone Companies, Inc., a Delaware corporation (the “Company”), will be held on August 11, 2011 at 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, at 9:00 a.m., for the following purposes:

1.	To elect five directors for the coming year.

2.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on June 17, 2011 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 are available electronically to the Company’s stockholders of record as of the close of business on June 17, 2011 at www.proxyvote.com.

Victor Brodsky
Secretary

Hewlett, New York
June 27, 2011

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE.  FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD.  ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.  THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

KINGSTONE COMPANIES, INC.
1154 Broadway
Hewlett, New York 11557
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being made available to all stockholders of record at the close of business on June 17, 2011, in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on August 11, 2011 at 9:00 a.m., local time, or any adjournment thereof.  Proxy materials for the Annual Meeting of Stockholders were made available to stockholders on July 1, 2011.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies.  Proxies so received without specified instructions will be voted FOR the nominees named in the proxy to our Board of Directors (and the proxy holder will have discretionary authority to cumulate votes among nominees as described below).

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board.  In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of the close of business on June 17, 2011 was 3,838,386.  The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (five) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.  A majority of the common shares outstanding and entitled to vote as of the close of business on June 17, 2011, or 1,919,194 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.  Only stockholders of record as of the close of business on June 17, 2011 will be entitled to vote.  With regard to the election of directors, votes may be cast in favor or withheld.  The directors shall be elected by a plurality of the votes cast in favor.  Accordingly, based upon there being five nominees, each person who receives one or more votes will be elected as a director.  Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise.  The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date.  The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting.  However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so.  Written revocations or amended proxies should be sent to us at 1154 Broadway, Hewlett, New York 11557, Attention: Corporate Secretary.  Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors.  We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares.  Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices located at 1154 Broadway, Hewlett, New York 11557, and also during the whole time of the meeting for inspection by any stockholder who is present.  To contact us, stockholders should call (516) 374-7600.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2010 and 2009 for certain executive officers, including our Chief Executive Officer:

Name and Principal Position	Year	Salary		Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation		All Other Compensation	Total

Barry B. Goldstein	2010	$375,000		$93,325	$384,340	$163,203	(3)	$25,415	$1,041,283
Chief Executive Officer	2009	$275,000		-	-	$8,658	(4)(6)	$15,854	$299,512

Victor J. Brodsky	2010	$205,615		-	-	$4,670	(5)	$5,738	$216,023
Chief Financial Officer	2009	$208,533		-	$37,865	-		-	$246,398

John D. Reiersen	2010	$294,664		-	-	$38,723	(5)	$33,800	$367,187
President, Kingstone Insurance Company	2009	$171,000	(1)	-	$40,230	$19,612	(4)(6)	$5,130	$235,972
____________________

(1)
Represents salary paid by Kingstone Insurance Company (“KICO”) (formerly Commercial Mutual Insurance Company) from July 1, 2009 to December 31, 2009.  Effective July 1, 2009, we acquired 100% of the stock of KICO.

(2)
The amounts reported in this column represent the grant date fair value of the option awards granted during the years ended December 31, 2009 and 2010, calculated in accordance with FASB ASC Topic 718. For a more detailed discussion of the assumptions used in estimating fair value, see Note 16 (Stockholders’ Equity) of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2010 that accompanies this proxy statement.

(3)
Represents bonus compensation of $142,000 accrued pursuant to Mr. Goldstein’s employment agreement payable in 2011, and $21,203 accrued pursuant to the KICO employee profit sharing plan payable in 2011.

(4)	Represents amount accrued pursuant to the KICO employee profit sharing plan paid in 2010.

(5)	Represents amount accrued pursuant to the KICO employee profit sharing plan payable in 2011.

(6)	Represents portion of employee profit sharing plan paid by KICO that is allocable to the period from July 1, 2009 to December 31, 2009.

Employment Contracts

Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an employment agreement, dated October 16, 2007, as amended (the “Goldstein Employment Agreement”), that expires on December 31, 2014. Pursuant to the Goldstein Employment Agreement, effective January 1, 2010, Mr. Goldstein is entitled to receive an annual base salary of $375,000 (“Base Salary”) and annual bonuses based on our net income (which bonus, commencing for 2010, may not be less than $10,000 per annum).  Mr. Goldstein’s annual base salary had been $350,000 from January 1, 2004 through December 31, 2009.  Pursuant to an amendment entered into with Mr. Goldstein as of March 24, 2010 (the “2010 Amendment”), in addition to the increase in his Base Salary to $375,000 and minimum $10,000 annual bonus, as noted above, the expiration date of the agreement was extended from June 30, 2010 to December 31, 2014, we issued to Mr. Goldstein 50,000 shares of common stock and we granted to him a five year option for the purchase of 188,865 shares of common stock at an exercise price of $2.50 per share, exercisable to the extent of 25% on the date of grant and each of the initial three anniversary dates of the grant.  In connection with the stock option grant, we increased the number of shares authorized to be issued pursuant to our 2005 Equity Participation Plan from 300,000 to 550,000, subject to shareholder approval, which was obtained in June 2010.  Pursuant to the 2010 Amendment, we also agreed that, under certain circumstances following a change of control of Kingstone Companies, Inc. and the termination of his employment, all of Mr. Goldstein’s outstanding options would become exercisable and would remain exercisable until the first anniversary of the termination date.  A portion of the Base Salary amount payable to Mr. Goldstein is contractually shared with KICO.

Mr. Reiersen is employed as President and Chief Executive Officer of KICO pursuant to an employment agreement, dated September 13, 2006, as amended (the “Reiersen Employment Agreement”).  Pursuant to the Reiersen Employment Agreement, Mr. Reiersen is currently entitled to receive an annual base salary of approximately $269,000.  Effective February 28, 2011, pursuant to an amendment to the Reiersen Employment Agreement, the term was extended from December 31, 2011 to December 31, 2014 and, effective January 1, 2012, Mr. Reiersen shall serve as Executive Vice President of KICO.  Pursuant to the amendment, in the capacity of Executive Vice President, Mr. Reiersen shall report to the President and Chief Executive Officer of KICO and shall provide advice and assistance to the President and Chief Executive Officer of KICO, as well as other officers and management personnel of KICO, with regard to the management and operation of KICO.  Pursuant to the amendment, effective January 1, 2012, it is anticipated that Mr. Reiersen will provide approximately 500 hours of services per year on behalf of KICO and his minimum annual salary will be $100,000.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning unexercised options held by the above named executive officers as of December 31, 2010:

Name	Option Awards
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date
	Exercisable	Unexercisable

Barry B. Goldstein	130,000	-	$2.06	10/16/12
	47,216	141,649(1)	$2.50	03/24/15
Victor J. Brodsky	10,000	10,000(2)	$2.35	07/30/14
John D. Reiersen	5,000	15,000(3)	$2.35	07/30/14
___________________

(1) Such options are exercisable to the extent of 47,216 shares effective as of March 24, 2011 and March 24, 2012 and 47,217 shares effective as of March 24, 2013.

(2) Such options are exercisable to the extent of 5,000 shares effective as of July 30, 2011 and July 30, 2012.

(3) Such options are exercisable to the extent of 5,000 shares effective as of July 30, 2011, July 30, 2012 and July 30, 2013.

Termination of Employment and Change-in-Control Arrangements

Pursuant to the Goldstein Employment Agreement and as provided for in his prior employment agreement which expired on April 1, 2007, Mr. Goldstein would be entitled, under certain circumstances, to a payment equal to one and one-half times his then annual salary in the event of the termination of his employment following a change of control of Kingstone Companies, Inc.  Under such circumstances, Mr. Goldstein’s outstanding options would become exercisable and would remain exercisable until the first anniversary of the termination date.  In addition, in the event Mr. Goldstein’s employment is terminated by Kingstone Companies, Inc. without cause or he resigns with good reason (each as defined in the Goldstein Employment Agreement), Mr. Goldstein would be entitled to receive his base salary and bonuses from Kingstone Companies, Inc. for the remainder of the term, and his outstanding options would become exercisable and would remain exercisable until the first anniversary of the termination date.  In addition, in the event Mr. Goldstein’s employment with KICO is terminated by KICO with or without cause, he would be entitled to receive a lump sum payment from KICO equal to six months base salary.

Pursuant to the Reiersen Employment Agreement, in the event of the termination of Mr. Reiersen’s employment with KICO prior to January 1, 2012, he would be entitled to a severance payment from KICO equal to one-half of his then annual salary.  In the event of the termination of Mr. Reiersen’s employment with KICO on or after January 1, 2012, he would be entitled to severance in an amount equal to the lesser of $50,000 or the remaining salary payable to him through the term of his agreement.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our directors for the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total

Michael R. Feinsod	$19,000	$7,502	-	$26,502

Jay M. Haft	$18,150	$6,877	-	$25,027

David A. Lyons	$22,050	$7,502	-	$29,552

Jack D. Seibald	$25,500	$8,126	-	$33,626

Our non-employee directors are entitled to receive compensation for their services as directors as follows:

•	$20,000 per annum (including $5,000 per annum for service as a director of KICO)
•	up to an additional $5,000 per annum for committee chair (and $1,500 per annum for KICO committee chair)
•	$350 per Board meeting attended ($175 if telephonic)
•	$200 per committee meeting attended ($100 if telephonic)

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth certain information as of June 17, 2011 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation,” and (iv) all of our present executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class

Barry B. Goldstein 1154 Broadway Hewlett, New York	985,981 (1)(2)	24.2%

Michael R. Feinsod c/o Infinity Capital 50 Jericho Quadrangle Jericho, New York	499,490 (1)(3)	13.0%

Jack D. Seibald 1336 Boxwood Drive West Hewlett Harbor, New York	311,147 (1)(4)	8.1%

Jay M. Haft 69 Beaver Dam Road Salisbury, Connecticut	171,697 (1)(5)	4.5%

David A. Lyons 252 Brookdale Road Stamford, Connecticut	16,660 (1)	*

Victor J. Brodsky 1154 Broadway Hewlett, New York	15,000 (1)(6)	*

John D. Reiersen 15 Joys Lane Kingston, New York	14,600 (1)(7)	*

All executive officers and directors as a group (7 persons)	2,014,575 (1)(2)(3)(4)(5)(6)(7)	49.2%
____________________

*         Less than 1%.

(1)	Based upon Schedule 13D filed under the Securities Exchange Act of 1934, as amended, and other information that is publicly available.

(2)
Includes (i) 19,100 shares held in retirement trusts for the benefit of Mr. Goldstein and (ii) 224,432 shares issuable upon the exercise of options that are exercisable currently or within 60 days. Excludes shares owned by members of Mr. Goldstein’s family. Mr. Goldstein disclaims beneficial ownership of the shares owned by such family members.

(3)
Includes 487,495 shares owned by Infinity Capital Partners, L.P. (“Partners”). Each of (i) Infinity Capital, LLC (“Capital”), as the general partner of Partners, (ii) Infinity Management, LLC (“Management”), as the Investment Manager of Partners, and (iii) Michael Feinsod, as the Managing Member of Capital and Management, the General Partner and Investment Manager, respectively, of Partners, may be deemed to be the beneficial owners of the shares held by Partners. Pursuant to the Schedule 13D filed under the Securities Exchange Act of 1934, as amended, by Partners, Capital, Management and Mr. Feinsod, each has sole voting and dispositive power over the shares. Also includes 5,000 shares held in a retirement trust for the benefit of Mr. Feinsod.

(4)
Includes (i) 113,000 shares owned jointly by Mr. Seibald and his wife, Stephanie Seibald, (ii) 3,000 shares owned by Boxwood FLTD Partners, a limited partnership (“Boxwood”) and (iii) 174,824 shares held in a retirement trust for the benefit of Mr. Seibald. Mr. Seibald has voting and dispositive power over the shares owned by Boxwood.

(5)	Includes 3,076 shares held in a retirement trust for the benefit of Mr. Haft.

(6)	Represents shares issuable upon the exercise of options that are exercisable currently or within 60 days.

(7)	Includes 10,000 shares issuable upon the exercise of options that are exercisable currently or within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

2003 Debt Financing

 In July 2003, we obtained $3,500,000 from a private placement of debt. The debt was initially repayable on January 10, 2006 and provided for interest at the rate of 12.625% per annum, payable semi-annually.  We had the right to prepay the debt. During 2005, we utilized our bank line of credit then in effect to repay $2,000,000 of the debt.

 In consideration of the debt financing, we issued to the lenders warrants for the purchase of an aggregate of 105,000 of our common shares at an exercise price of $6.25 per share. The warrants were initially scheduled to expire on January 10, 2006. In May 2005, the holders of the remaining $1,500,000 of debt agreed to extend the maturity date of the debt to September 30, 2007. The debt extension was given to satisfy a requirement of a lender that arose in connection with a December 2004 increase in the lender’s revolving line of credit and an extension of the line to June 30, 2007. In consideration for the extension of the due date for the debt, we extended the expiration date of warrants held by the debtholders for the purchase of 97,500 common shares to September 30, 2007. Between March 2007 and September 2007, the holders of the outstanding debt agreed to a further extension of the due date to September 30, 2008. In consideration for such further extension, we further extended the expiration date of the warrants held by the debtholders to September 30, 2008.

In August 2008, the maturity date was further extended from September 30, 2008 to July 10, 2009 (or earlier if certain conditions were met). In exchange for this extension, the holders were entitled to receive an aggregate incentive payment equal to $10,000 times the number of months (or partial months) the debt was outstanding after September 30, 2008 through the maturity date. If a prepayment of principal reduced the debt below $1,500,000, the incentive payment for all subsequent months was to be reduced in proportion to any such reduction to the debt. The aggregate incentive payment was due upon full repayment of the debt.

One of the private placement lenders was a retirement trust established for the benefit of Jack D. Seibald (the “Seibald Retirement Trust”) which loaned us $625,000 and was issued a warrant for the purchase of 18,750 of our common shares. Mr. Seibald is one of our principal stockholders and, effective September 2004, became one of our directors.  As of May 2009, the Seibald Retirement Trust held approximately $288,000 of the debt.

In September 2007, Kidstone LLC (“Kidstone”) purchased from a debtholder a note in the approximate principal amount of $115,000 and a warrant for the purchase of 7,500 shares.  Mr. Goldstein, Steven Shapiro, a director of our wholly-owned subsidiary, Kingstone Insurance Company (“KICO”), and a family member of Sam Yedid, a director of KICO, are the members of Kidstone.   In connection with the purchase, the maturity date of the debt and the expiration date of the warrant were extended as discussed above.

The warrants expired on September 30, 2008.

In May 2009, three of the holders of the debt (the “Exchanging Holders”) exchanged an aggregate of approximately $519,000 of note principal for Series E preferred shares having an aggregate redemption amount equal to such aggregate principal amount of notes.  The Series E preferred shares had rights and preferences as discussed below under “Exchange of Preferred Stock”. Concurrently, we paid approximately $50,000 to the three holders, which amount represented all accrued and unpaid interest and incentive payments through the date of exchange.  As part of the transaction, the Seibald Retirement Trust exchanged its note in the approximate principal amount of $288,000 for Series E preferred shares.  In addition, Kidstone exchanged its note in the approximate principal amount of $115,000 for Series E preferred shares.

In May 2009, we prepaid approximately $687,000 in principal of the debt to the remaining five holders, together with approximately $81,000, which amount represented accrued and unpaid interest and incentive payments on such prepayment.

In June 2009, we prepaid the remaining approximately $294,000 in principal of the debt to such remaining holders, together with approximately $19,000, which amount represented accrued and unpaid interest and incentive payments on such prepayment.

Effective June 30, 2010, the Exchanging Holders exchanged their Series E preferred shares for our common shares.  The effective price for the exchange was $1.65 per share.  Pursuant to the exchange, the Seibald Retirement Trust received 174,824 common shares.  In addition, pursuant to the Kidstone exchange, Messrs. Goldstein and Shapiro and the family member of Mr. Yedid received 23,309, 23,310 and 23,310 common shares, respectively.

Kingstone Insurance Company (formerly known as Commercial Mutual Insurance Company)

On January 31, 2006, we purchased two surplus notes in the aggregate principal amount of $3,750,000 issued by Commercial Mutual Insurance Company (“Commercial Mutual”).  Commercial Mutual (now renamed Kingstone Insurance Company) is a New York property and casualty insurer.

Concurrently with the purchase, the new Commercial Mutual Board of Directors elected Mr. Goldstein as its Chairman of the Board. Mr. Goldstein had been elected as a director of Commercial Mutual in December 2005.  Subsequently, Mr. Goldstein was elected Chairman of Commercial Mutual’s Executive Committee and its Chief Investment Officer.  Mr. Seibald and Victor Brodsky, our then Chief Accounting Officer and currently our Chief Financial Officer, also were elected as directors of Commercial Mutual.

In March 2007, the Board of Directors of Commercial Mutual approved a resolution to convert Commercial Mutual from an advance premium insurance company to a stock property and casualty insurance company pursuant to Section 7307 of the New York Insurance Law.

As of June 30, 2009, we held two surplus notes issued by Commercial Mutual in the aggregate principal amount of $3,750,000.  Previously earned but unpaid interest on the notes as of June 30, 2009 was approximately $2,246,000.  The surplus notes were past due and provided for interest at the prime rate or 8.5% per annum, whichever is less.  Payments of principal and interest on the surplus notes could only be made out of the surplus of Commercial Mutual and required the approval of the Insurance Department of the State of New York (the “Insurance Department”).  As of June 30, 2009, the statutory surplus of Commercial Mutual, as reported to the Insurance Department, was approximately $7,884,000.

The conversion by Commercial Mutual to a stock property and casualty insurance company was subject to a number of conditions, including the approval by the Superintendent of Insurance of the State of New York (the “Superintendent of Insurance”) of the plan of conversion, which was filed with the Superintendent of Insurance in April 2008. The Superintendent of Insurance approved the plan of conversion in April 2009. The plan of conversion was approved by the required two-thirds of all votes cast by eligible Commercial Mutual policyholders at a special meeting of policyholders held in June 2009.

Effective July 1, 2009, Commercial Mutual completed its conversion from an advance premium cooperative to a stock property and casualty insurance company. Upon the effectiveness of the conversion, Commercial Mutual’s name was changed to Kingstone Insurance Company (“KICO”). Pursuant to the plan of conversion, we acquired a 100% equity interest in KICO in consideration of the exchange of our $3,750,000 principal amount of surplus notes of Commercial Mutual.  In addition, we forgave all accrued and unpaid interest of $2,246,000 on the surplus notes as of the date of conversion.

Exchange of Preferred Stock

AIA

Effective March 23, 2007, the outside mandatory redemption date for the preferred shares held by AIA Acquisition Corp. (“AIA Corp.”) was extended from April 30, 2007 to April 30, 2008 through the issuance of Series B preferred shares in exchange for an equal number of Series A preferred shares held by AIA Corp.

Effective April 16, 2008, the outside mandatory redemption date for the preferred shares held by AIA Corp. was further extended to April 30, 2009 through the issuance of Series C preferred shares in exchange for an equal number of Series B preferred shares held by AIA Corp.  In addition, the Series C preferred shares provided for dividends at the rate of 10% per annum (as compared to 5% per annum for the Series B preferred shares).

Effective August 23, 2008, the outside mandatory redemption date for the preferred shares held by AIA Corp. was further extended to July 31, 2009 through the issuance of Series D preferred shares in exchange for an equal number of Series C preferred shares held by AIA Corp.

Effective May 12, 2009, the outside mandatory redemption date for the preferred shares held by AIA Corp. was further extended to July 31, 2011 through the issuance of Series E preferred shares in exchange for an equal number of Series D preferred shares held by AIA Corp.  In addition, the Series E preferred shares provide for dividends at the rate of 11.5% per annum (as compared to 10% per annum for the Series D preferred shares) and a conversion price of $2.00 per share (as compared to $2.50 per share for the Series D preferred shares).  Further, the two series differ in that our obligation to redeem the Series E preferred shares is not accelerated based upon a sale of substantially all of our assets or certain of our subsidiaries (as compared to the Series D preferred shares which provided for such acceleration) and our obligation to redeem the Series E preferred shares is not secured by the pledge of the outstanding stock of our subsidiary, AIA-DCAP Corp. (as compared to the Series D preferred shares which provided for such pledge).

Following the June 2010 transfer of the Series E preferred shares from AIA Corp. to AIA Partners, LLC (“AIA Partners”), effective June 30, 2010, AIA Partners exchanged its Series E preferred shares for our common shares at a price of $1.65 per share. Members of Mr. Goldstein’s family, Steven Shapiro, a director of KICO, and members of the family of Sam Yedid, a director of KICO, are principal stockholders of AIA and principal members of AIA Partners.

Other

Reference is made to “2003 Debt Financing” for a discussion of an issuance in May 2009 of Series E preferred shares in exchange for promissory notes held by the Seibald Retirement Trust and Kidstone and the exchange of such preferred shares for our common shares.

Sale of Franchise Operations

In May 2009, we sold all of the outstanding stock of the subsidiaries that operated our DCAP franchise business to Stuart Greenvald and Abraham Weinzimer.  The purchase price for the stock was $200,000 which was paid by delivery of a promissory note in such principal amount (the “Franchise Note”).  The Franchise Note is payable to the extent of $50,000 on May 15, 2009 (which has been paid), $50,000 on May 1, 2010 (which has been paid) and $100,000 on May 1, 2011 (of which $75,000 has been paid) and provides for interest at the rate of 5.25% per annum. The remaining principal balance of $25,000, together with accrued and unpaid interest through May 1, 2001 of approximately $13,000, plus accrued interest on such aggregate amount, is due on May 1, 2012. Mr. Greenvald is the son-in-law of Morton L. Certilman, who was one of our principal stockholders at the time of the sale.

2009/2010 Debt Financing

From June 2009 through December 2009, we borrowed an aggregate $1,050,000 and issued promissory notes in such aggregate principal amount (the “2009 Notes”).  The 2009 Notes provide for interest at the rate of 12.625% per annum and are payable on July 10, 2011. The 2009 Notes are prepayable by us without premium or penalty; provided, however, that, under any circumstances, the holders of the 2009 Notes were entitled to receive an aggregate of six months interest from the issue date of the 2009 Notes with respect to the amount prepaid.

Kidstone purchased a 2009 Note in the principal amount of $120,000. Jay M. Haft, one of our principal stockholders and directors, purchased a 2009 Note in the principal amount of $50,000. A member of the family of Michael Feinsod, one of our principal stockholders and directors, purchased a 2009 Note in the principal amount of $100,000. Mr. Yedid and members of his family purchased 2009 Notes in the aggregate principal amount of $220,000. A member of the family of Floyd Tupper, a director of KICO, purchased a 2009 Note in the principal amount of $70,000. Between January 2010 and March 2010, we borrowed an additional $400,000 under the same terms as provided for in the 2009 Notes, of which $150,000 was borrowed from Mr. Goldstein’s retirement account and $50,000 was borrowed from members of Mr. Yedid’s family.

In June 2011, we repaid $703,000 of the principal amount borrowed pursuant to the above 2009 and 2010 debt financing, including $120,000 to Kidstone, $20,000 to Mr. Haft, $40,000 to the Feinsod family member, $139,000 to the Yedid family members, $28,000 to the Tupper family member and $60,000 to Mr. Goldstein’s retirement account.  With regard to the remaining $747,000 principal amount borrowed, we agreed with the lenders, including Mr. Haft, the Feinsod family member, the Yedid family members, the Tupper family member and Mr. Goldstein’s retirement account, that the maturity date for the debt will be extended to July 10, 2014 and that interest at the rate of 9.5% per annum will be payable.

Relationship

Certilman Balin Adler & Hyman, LLP, a law firm with which Morton L. Certilman is affiliated, serves as our counsel.  Until June 30, 2010, Mr. Certilman was one of our principal stockholders.  It is presently anticipated that such firm will continue to represent us and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services.

PROPOSAL 1:  ELECTION OF DIRECTORS

Five directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (five) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

Nominees for Directors

All five of the nominees are currently members of our Board.  The following table sets forth each nominee’s age as of June 17, 2011, the positions and offices presently held by him with us, and the year in which he became a director.  The Board recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

Name	Age	Positions and Offices Held	Director Since

Barry B. Goldstein	58	President, Chairman of the Board, Chief Executive Officer, Treasurer and Director	2001
Michael R. Feinsod	40	Director	2008
Jay M. Haft	75	Director	1989
David A. Lyons	61	Director	2005
Jack D. Seibald	50	Director	2004

Barry B. Goldstein

Mr. Goldstein was elected our President, Chief Executive Officer, Chairman of the Board, and a director in March 2001 and our Treasurer in May 2001. He served as our Chief Financial Officer from March 2001 to November 2007.  Since January 2006, Mr. Goldstein has served as Chairman of the Board of Kingstone Insurance Company (“KICO”) (formerly known as Commercial Mutual Insurance Company), a New York property and casualty insurer, as well as Chairman of its Executive Committee. In August 2008, Mr. Goldstein was appointed Chief Investment Officer of KICO.  Effective January 1, 2012, Mr. Goldstein is also to serve as KICO’s President and Chief Executive Officer.  He was Treasurer of KICO from March 2010 through September 2010.  Effective July 1, 2009, we acquired a 100% equity interest in KICO.  From April 1997 to December 2004, Mr. Goldstein served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003. Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo.  We believe that Mr. Goldstein’s extensive experience in the insurance industry, including his service as Chairman of the Board of KICO since 2006 and as its Chief Investment Officer since 2008, give him the qualifications and skills to serve as one of our directors.

Michael R. Feinsod
Mr. Feinsod is the Chairman, Chief Executive Officer and President of Ameritrans Capital Corporation, a business development company.  Mr. Feinsod has been an officer of Ameritrans Capital since 2006. He serves as Chairman, Chief Executive Officer and President of Elk Associates Funding Corporation, a Small Business Investment Company and a subsidiary of Ameritrans Capital, and has served as a director of Ameritrans Capital and Elk Associates Funding Corporation since December 2005.  Since January 1999, Mr. Feinsod has been Managing Member of Infinity Capital, LLC, an investment management company.  He served as an investment analyst and portfolio manager at Mark Boyar & Company, Inc., a broker-dealer.  He is admitted to practice law in New York and served as an associate in the Corporate Law Department of Paul, Hastings, Janofsky & Walker LLP. Mr. Feinsod holds a J.D. from Fordham University School of Law and a B.A. from George Washington University.  He has served as one of our directors since October 2008.  We believe that Mr. Feinsod’s corporate finance, legal and executive-level experience, as well as his service on the Board of KICO since July 2009, give him the qualifications and skills to serve as one of our directors.

Jay M. Haft

Mr. Haft is currently a personal advisor to Victor Vekselberg, a Russian entrepreneur with considerable interests in oil, aluminum, utilities and other industries.  Mr. Haft is also a partner at Columbus Nova, the U.S.-based investment and operating arm of Mr. Vekselberg’s Renova Group of companies.  Mr. Haft is also a strategic and financial consultant for growth stage companies. He is active in international corporate finance and mergers and acquisitions as well as in the representation of emerging growth companies.  Mr. Haft has extensive experience in the Russian market, where he has worked on growth strategies for companies looking to internationalize their business assets and enter international capital markets.  He has been a founder, consultant and/or director of numerous public and private corporations, and currently serves as Chairman of the Board of Dusa Pharmaceuticals, Inc., whose securities are traded on Nasdaq.  Mr. Haft also serves on the Board of Ballantyne Cashmere, SpA, the United States-Russian Business Counsel and The Link of Times Foundation and is an advisor to Montezemolo & Partners.  He has been instrumental in strategic planning and fundraising for a variety of Internet and high-tech, leading edge medical technology and marketing companies over the years.  Mr. Haft is counsel to Reed Smith, an international law firm, as well as several other law and accounting firms.  Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, a past national trustee and Treasurer of the Miami City Ballet, and a past Board member of the Concert Association of Florida. He is also a past trustee of Florida International University Foundation and previously served on the advisory board of the Wolfsonian Museum and Florida International University Law School. Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001.  From October 1989 to February 1999, he served as our Chairman of the Board and he has served as one of our directors since 1989.  Mr. Haft received B.A. and LL.B. degrees from Yale University.  We believe that Mr. Haft’s corporate finance, business consultation, legal and executive-level experience, as well as his service on the Board of KICO since July 2009, give him the qualifications and skills to serve as one of our directors.

David A. Lyons

Mr. Lyons is currently CEO of NextStep Technology Solutions, LLC, a telecommunications marketing company that is the exclusive master distributor for Samsung Telecommunications America, LLC in the sale of its VoIP product portfolio into the telecommunications network carrier market.  He has served since 2004 as a principal of Den Ventures, LLC, a consulting firm focused on business, financing, and merger and acquisition strategies for public and private companies. From 2002 until 2004, Mr. Lyons served as a managing partner of the Nacio Investment Group, and President of Nacio Systems, Inc., a managed hosting company that provides outsourced infrastructure and communication services for mid-size businesses. Prior to forming the Nacio Investment Group, Mr. Lyons served as Vice President of Acquisitions for Expanets, Inc., a national provider of converged communications solutions. Previously, he was Chief Executive Officer of Amnex, Inc. and held various executive management positions at Walker Telephone Systems, Inc. and Inter-tel, Inc.  Mr. Lyons has served as one of our directors since July 2005.  We believe that Mr. Lyons’ executive-level experience, as well as his experience in the areas of business consultation, corporate finance and mergers and acquisitions, and his service on the Board of KICO since July 2009, give him the qualifications and skills to serve as one of our directors.

Jack D. Seibald

Mr. Seibald is a Senior Managing Director of Concept Capital Markets, LLC (“Concept Capital”) and serves Concept Capital in a variety of areas, including business and client development and legal and compliance matters. Mr. Seibald also serves as a member of the Board of Managers of Concept Capital Holdings, LLC, the parent of Concept Capital, of Concept Capital Administration, LLC, which provides administrative services to Concept Capital and its affiliates, and of ConceptONE, LLC, which provides fund administration and risk management services to investment managers. Mr. Seibald has been affiliated with Concept Capital and its predecessors since 1995 and has extensive experience in equity research, investment management, and prime brokerage services dating back to 1983. From 1997 to 2005, Mr. Seibald was also a Managing Member of Whiteford Advisors, LLC, an investment management firm, where as co-founder he co-managed several pools of funds. He began his career at Oppenheimer & Co. as an equity analyst covering the retailing industry and has also been affiliated with Salomon Brothers and Morgan Stanley & Co in similar positions. Mr. Seibald also operated The Seibald Report, Inc., an independent research firm specializing in the retailing sector. He holds an M.B.A. from Hofstra University and a B.A. from George Washington University.  Mr. Seibald has served as one of our directors since 2004.  In January 2008, the Financial Industry Regulatory Authority (“FINRA”) imposed a $100,000 fine and 20-day suspension on Mr. Seibald in connection with the settlement of a FINRA action against Sanders Morris Harris Inc. and Mr. Seibald, among others.  FINRA had found that Mr. Seibald had improperly received compensation from a profit pool derived, in part, from commissions on trading by a hedge fund for which he served as a manager.  We believe that Mr. Seibald’s corporate finance and executive-level experience, as well as his service on the Board of KICO since 2006 (including his service as Chairman of its Investments Committee), give him the qualifications and skills to serve as one of our directors.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.  Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements.  The responsibilities and duties of the Audit Committee include the following:

•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and our internal financial and accounting controls,

•	oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate

•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and

•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of our Board’s Audit Committee currently are Messrs. Lyons, Haft and Seibald.  Our Board has adopted a written charter for the Audit Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval.  The members of the Nominating Committee currently are Messrs. Feinsod, Haft, Lyons and Seibald.  Our Board has adopted a written charter for the Nominating Committee.  A copy of the charter is available on our website, www.kingstonecompanies.com.  While the Nominating Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating Committee considers diversity of background, experience and qualifications in evaluating prospective Board members.   The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below.  At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Seibald, Haft and Lyons.  The Compensation Committee does not currently have a charter.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee.  Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers.  The Compensation Committee has the authority to consult with management and to engage the services of outside advisors, experts and others to assist it in its efforts.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since 2001, Barry B. Goldstein has served as our Chief Executive Officer and Chairman of the Board.  We do not currently have a lead independent director.  At this time, our Board believes that Mr. Goldstein’s combined role as Chief Executive Officer and Chairman of our Board enables us to benefit from Mr. Goldstein’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost.   Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our stockholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of Kingstone Companies, Inc. (the “Company”) as of December 31, 2010 and for the years ended December 31, 2010 and 2009, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management.  The Committee also discussed with EisnerAmper LLP, the Company’s outside auditors (“Eisner”), the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Committee received the written disclosures and the letter from Eisner required by applicable requirements of the Public Company Accounting Oversight Board regarding Eisner’s communications with the Committee concerning independence and the Committee discussed Eisner’s independence with Eisner.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

David A. Lyons
Jay M. Haft
Jack D. Seibald

Meetings

Our Board of Directors held six meetings during the fiscal year ended December 31, 2010.

The Audit Committee of the Board of Directors held five meetings during the fiscal year ended December 31, 2010.

The Nominating Committee of the Board of Directors did not meet during the fiscal year ended December 31, 2010.

The Compensation Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2010.

During 2010, all of our directors attended at least 75% of the meetings of the Board and of the committees on which they served.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend.  Barry B. Goldstein, Michael R. Feinsod, David A. Lyons and Jack D. Seibald were in attendance at last year’s annual meeting of stockholders.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, Kingstone Companies, Inc., 1154 Broadway, Hewlett, New York 11557, Attention: Corporate Secretary.  Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Audit Committee Financial Expert

Our Board of Directors has determined that Mr. Lyons is an “audit committee financial expert,” as that is defined in Item 407(d)(5) of Regulation S-K.  Mr. Lyons is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees.  We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2010.  To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission and written representations that no other reports were required, during the fiscal year ended December 31, 2010, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Mr. Haft filed two Forms 4 late (each reporting one transaction reflecting the acquisition of shares as director fees) and Mr. Goldstein filed a Form 5 in 2011 that reported nine transactions by his retirement trust from September through December 2010 for the purchase of an aggregate of 3,500 shares.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Barry B. Goldstein, Michael R. Feinsod, Jay M. Haft, David A. Lyons and Jack D. Seibald.  Each of Messrs. Feinsod, Haft, Lyons and Seibald is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Audit Committee

The members of our Board’s Audit Committee currently are Messrs. Lyons, Haft and Seibald, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Nominating Committee

The members of our Board’s Nominating Committee currently are Messrs. Feinsod, Haft, Lyons and Seibald, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Compensation Committee

The members of our Board’s Compensation Committee currently are Messrs. Seibald, Haft and Lyons, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

INDEPENDENT PUBLIC ACCOUNTANTS

EisnerAmper LLP was selected as our independent registered public accountants with respect to the fiscal year ended December 31, 2010.  Amper Politziner & Mattia, LLP (“Amper”) was selected as our independent registered public accountants with respect to the fiscal year ended December 31, 2009.

On November 19, 2009, we engaged Amper as our independent registered public accountants to audit our consolidated financial statements as of December 31, 2009 and for the year then ended.  Concurrently, we dismissed Holtz Rubenstein Reminick LLP (“Holtz”) as our independent registered public accountants.  Holtz had served as our independent auditors since 1990.  The Audit Committee of the Board of Directors (the “Audit Committee”) approved the engagement of Amper and the dismissal of Holtz.

In connection with our acquisition, effective July 1, 2009, of all of the outstanding stock of Commercial Mutual Insurance Company (now known as Kingstone Insurance Company) (“KICO”), Amper audited the financial statements of KICO as of December 31, 2007 and 2008 and for the years then ended.  Effective July 1, 2009, substantially all of the Company’s continuing operations related to KICO.

The report of Holtz on our consolidated financial statements as of December 31, 2008 and 2007 and for the years then ended did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2007 and 2008 and the period from January 1, 2009 to November 19, 2009, (a) there were no disagreements with Holtz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Holtz, would have caused Holtz to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements for such years and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

On August 16, 2010, we were notified that Amper combined its practice with that of Eisner LLP and the name of the combined practice operates under the name EisnerAmper LLP. The Audit Committee approved the engagement of EisnerAmper LLP to serve as our independent registered public accounting firm.

The report of Amper on our consolidated financial statements as of December 31, 2009 and for the year then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

 During the fiscal year ended December 31, 2009 and the period from January 1, 2010 to August 16, 2010, (a) there were no disagreements with Amper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Amper, would have caused Amper to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such year and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Audit Committee has not yet selected independent registered public accountants to audit our consolidated financial statements as of December 31, 2011 and for the year then ended.

It is not expected that a representative of EisnerAmper LLP will attend the meeting.

The following is a summary of the fees billed to us by EisnerAmper LLP, our independent auditors, for professional services rendered for the fiscal year ended December 31, 2010 and by our former independent auditors, Amper and Holtz, for professional services rendered for the fiscal years ended December 31, 2010 and 2009.

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees
Audit Fees(1)	$185,875	$165,650
Audit-Related Fees(2)	-	-
Tax Fees(3)	-	-
All Other Fees(4)	-	110,316
	$185,875	$275,966
__________

(1)
Audit Fees consist of fees billed for services rendered for the audit of our consolidated financial statements and review of our condensed consolidated financial statements included in our quarterly reports on Form 10-Q and services provided in connection with other statutory or regulatory filings.  During 2009, we incurred audit fees with Holtz Rubenstein Reminick LLP in the amount of $22,000. During 2010 and 2009, we incurred audit fees with Amper, Politziner, & Mattia, LLP in the amount of $54,368 and $143,650, respectively.  During 2010 and 2009, we incurred audit fees with EisnerAmper LLP in the amount of $131,507 and $0, respectively.

(2)
Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

(4)
All Other Fees consist of aggregate fees billed for products and services provided by our independent auditors, other than those disclosed above. During the fiscal year ended December 31, 2009, $102,120 of fees were paid to Amper, Politziner, & Mattia, LLP, relating to the audit of CMIC’s pre-acquisition financial statements as of December 31, 2007 and 2008 and for the years then ended, review of CMIC’s interim financial statements as of June 30, 2009 and for the six months ended June 30, 2008 and 2009 and other general accounting services. During the year ended December 31, 2009, $8,196 of fees were paid to Holtz Rubenstein Reminick LLP.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not.  The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors.  Substantially all of the fees shown above were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at our offices in Hewlett, New York by February 28, 2012 for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting.  To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the notice regarding the availability of proxy materials for the prior year’s annual meeting of stockholders.  If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the notice regarding the availability of proxy materials for the current year.  A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

•	the name and address of the stockholder proposing such business;

•	the class and number of our shares which are beneficially owned by such stockholder; and

•	any material interest of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting.  To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days= notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

•	the day on which the notice of the date of the meeting was made available to stockholders, or

•	the day on which such public disclosure of the meeting date was made.

The stockholder sending the notice of nomination must describe various matters, including such information as:

•	the name, age, business and residence addresses, occupation or employment and shares held by the nominee;

•	any other information relating to such nominee required to be disclosed in a proxy statement; and

•	the name, address and number of shares held by the stockholder.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 1154 Broadway, Hewlett, New York 11557.  The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director.  Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2010 (excluding exhibits).  We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Barry B. Goldstein
Chief Executive Officer

Hewlett, New York
June 27, 2011

KINGSTONE COMPANIES, INC.	VOTE BY INTERNET - www.proxyvote.com
1154 BROADWAY	Use the Internet to transmit your voting instructions and for electronic delivery of
HEWLETT, NY 11557
information up until 11:59 P.M. Eastern Time the day before the cut-off dates or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To  sign up  for electronic  delivery, please  follow  the  instructions  above  to  vote  using  the Internet  and,  when  prompted,   indicate  that  you agree  to  receive or access proxy materials electronically in future  years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone   telephone   to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                       M37471-P15157           KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                                        DETACH AND RETURN THIS PORTION ONLY

KINGSTONE COMPANIES, INC.                    For    Withhold     For All                                To withhold authority to vote for any
All           All           Except                                 individual  Nominee(s), mark “For All Except”
1.	Election of Directors. and write the number(s) on the line below.
0              0              0                                          ____________________________________

Nominees:

01)	Barry B. Goldstein

02)	Michael R. Reinsod

03)	Jay M. Haft

04)	David A. Lyons

05)	Jack D. Seibald

The Board of Directors recommends a vote FOR all of the named nominees.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES (AND THE PROXYHOLDER   WILL HAVE DISCRETIONARY AUTHORITY TO CUMULATE VOTES AMONG NOMINEES). THE PROXYHOLDER   WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

To  cumulate  votes  as  to  a  particular  nominee   or  nominees   as
explained  in the  Proxy Statement,   check  box  to  the  right  then
indicate  the  name(s) and  the  number  of votes to  be given to  such nominee(s) on the  reverse side of this card.  Please do not check
the box unless   you want   to exercise   cumulative   voting.

__________________________________________	______________________________________________
Signature [Please Sign Within Box] Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

KINGSTONE COMPANIES, INC.

August 11, 2011

Please date, sign and mail

your proxy card in the envelope provided as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.

--------------------------------------------------------------------------------------------------------------------------

KINGSTONE COMPANIES, INC

This Proxy is Solicited  on Behalf  of the  Board of Directors

The undersigned  hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent  and vote, as designated  on the reverse side, all the common  shares of Kingstone Companies, Inc. held of record by the undersigned  at the close of business on June 17, 2011 at the Annual Meeting of Stockholders to be held on August 11, 2011 or any adjournment  thereof.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD EXCEPT FOR THE CUMULATIVE VOTING FEATURE APPLICABLE TO THE ELECTION  OF DIRECTORS,  WHICH IS ONLY  AVAILABLE  BY VOTING THE  PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON AUGUST 10, 2011.

CUMULATIVE VOTING - If you exercise cumulative voting, please check the box on the reverse side.

NAME OF NOMINEE                                                                # OF VOTES CAST

_________________________                                           _________________________

_________________________                                           _________________________

_________________________                                           _________________________

_________________________                                           _________________________

_________________________                                           _________________________

(Continued and to be signed on the reverse side)